Exhibit 99.1

NEWS RELEASE

Contacts:
MSC Income Fund, Inc.
Dwayne L. Hyzak, CEO, dhyzak@mainstcapital.com
Cory E. Gilbert, CFO, cgilbert@mainstcapital.com
713-350-6000
Dennard Lascar Investor Relations
Ken Dennard / ken@dennardlascar.com
Zach Vaughan / zvaughan@dennardlascar.com
713-529-6600

MSC Income Fund Announces Preliminary Estimate of Fourth Quarter 2025
Operating Results
Announces Federal Tax Treatment of 2025 Dividends
Announces Fourth Quarter and Full Year 2025 Earnings Release and Conference
Call Schedule
HOUSTON – January 20, 2026 – MSC Income Fund, Inc. (NYSE: MSIF) (“MSC Income” or the
“Fund”) is pleased to announce its preliminary operating results for the fourth quarter of 2025, the federal tax treatment of its 2025 dividends and its fourth quarter and full year 2025 earnings release and conference call schedule.
In commenting on the Fund’s preliminary operating results for the fourth quarter of 2025, Dwayne L.
Hyzak, MSC Income’s Chief Executive Officer, stated, “We are very pleased with the Fund’s performance in the fourth quarter. The Fund’s preliminary operating results highlight that the fourth quarter performance resulted in strong operating results, including favorable adjusted net investment income per share and a significant net increase in the fair value of the Fund’s investments, including the benefit of material net realized gains in both the Fund’s private loan and lower middle market investment portfolios, which resulted in a significant increase in net asset value per share. The Fund’s fourth quarter resulted in an estimated return on equity of over 16% for the quarter, reflecting the overall strength of the quarter. And lastly, the favorable investment activity in the quarter generated meaningful growth of the Fund’s investment portfolio. We are pleased with the Fund’s fourth quarter and full year 2025 results and look forward to sharing the full details of the results in late February.”
Preliminary Estimates of Fourth Quarter 2025 Results
MSC Income’s preliminary estimate of fourth quarter 2025 net investment income (“NII”) is $0.26 to
$0.30 per share, including an estimated capital gains incentive fee of $0.06 per share(1). MSC Income’s preliminary estimate of adjusted net investment income (“ANII”)(2), which is NII excluding the impact of the capital gains incentive fee, is $0.32 to $0.36 per share and ANII before taxes(3), which is NII before taxes excluding the impact of the capital gains incentive fee, is $0.35 to $0.39 per share.
MSC Income’s preliminary estimate of net asset value (“NAV”) per share as of December 31, 2025 is
$15.81 to $15.89, representing an increase of $0.27 to $0.35 per share, or 1.8% to 2.3%, from the
NAV per share of $15.54 as of September 30, 2025. The estimated NAV per share increase is primarily due to the net fair value increase of the Fund’s investments and the accretive impact of common stock repurchases, partially offset by the net tax provision for the quarter and the dividends declared in excess of NII in the quarter. The net fair value increase of the Fund’s investments is primarily the result of net fair value increases of the investments in the lower middle market (“LMM”)
and private loan investment portfolios, partially offset by the fair value decrease of the residual middle market investment portfolio.
As a result of MSC Income’s preliminary estimates of NII, the net changes in the fair value of its investment portfolio and the net tax provision as noted above, MSC Income estimates that it generated a return on equity of over 16% for the fourth quarter of 2025 on an annualized basis and a return on equity of over 12% for the full year of 2025.(4)
MSC Income preliminarily estimates that investments on non-accrual status comprised 1.0% of the total investment portfolio at fair value and 3.9% at cost as of December 31, 2025.
Investment Portfolio Activity
The Fund’s fourth quarter 2025 operating activities include the following investment activity in the private loan investment strategy and LMM investment portfolio:
•$100.9 million in total private loan portfolio investments, which after aggregate repayments, return of invested equity capital associated with the exit of three private loan portfolio investments and a decrease in cost basis due to realized losses on two private loan portfolio investments resulted in a net increase of $57.1 million in the total cost basis of the private loan investment portfolio; and
•$23.0 million in total LMM portfolio follow-on investments, which after aggregate repayments and return of invested equity capital, including a decrease in cost basis associated with the exit of a LMM portfolio investment, resulted in a net increase of $14.9 million in the total cost basis of the LMM investment portfolio.
Federal Tax Treatment of 2025 Dividends
MSC Income has posted information regarding the U.S. federal income tax characteristics of its 2025 dividends on its website under “2025 Form 1099 Information” (https://www.mscincomefund.com/
investors/listed-securities-information/tax-information).(5) MSC Income’s total dividends for 2025 were $1.44 per share, with approximately 81% of such dividends taxed as ordinary income, approximately 18% taxed as qualified dividends and approximately 1% taxed as long-term capital gains.  Long-term capital gains and qualified dividends paid to non-corporate taxpayers (including individuals) qualify for favorable tax treatment under the Internal Revenue Code (“IRC”) and, for
2025, will generally be subject to a maximum 20% U.S. federal income tax rate (plus a 3.8% Medicare surtax, if applicable).
Federal Tax Treatment of 2025 Dividends – Non-U.S. Shareholders
Non-U.S. resident and foreign corporation shareholders (“Non-U.S. Shareholders”) in a Regulated
Investment Company (“RIC”), such as MSC Income, are exempt from U.S. withholding tax on both
“interest-related” dividends and short-term capital gains in accordance with the IRC Sections 871(k)
and 881(e). In addition, Non-U.S. Shareholders in a RIC are also exempt from U.S. withholding tax on long-term capital gains. MSC Income’s total dividends for 2025 were $1.44 per share, with approximately 64% of such dividends relating to “interest-related” dividends, short-term capital gains and long-term capital gains. See “Tax Treatment of 2025 Dividends to Non-U.S. Shareholders” posted on MSC Income’s website for more details (https://www.mscincomefund.com/investors/listed-
securities-information/tax-information).(5)
To the extent Non-U.S. Shareholder taxes were withheld on dividends distributed, this information may be considered in connection with any claims for refund on taxes made with the U.S. Internal
Revenue Service. Non-U.S. Shareholders should contact their tax advisor with any questions regarding this information.
Fourth Quarter and Full Year 2025 Earnings Release and Conference Call Schedule
MSC Income will release its fourth quarter and full year 2025 results on Thursday, February 26, 2026, after the financial markets close. In conjunction with the release, MSC Income has scheduled a conference call, which will be broadcast live via phone and over the Internet, on Friday, February 27,
2026, at 11:00 a.m. Eastern time. Investors may participate either by phone or audio webcast.(5)
By Phone:Dial 412-902-0030 at least 10 minutes before the call. A replay will be available through March 6, 2026 by dialing 201-612-7415 and using the access code
13758250#.
By Webcast:Connect to the webcast via the Investor Relations section of the Fund’s website at
www.mscincomefund.com. Please log in at least 10 minutes in advance to register and download any necessary software. A replay of the conference call will be available on the Fund’s website shortly after the call and will be accessible until the date of the Fund’s earnings release for the next quarter.
ABOUT MSC INCOME FUND, INC.
The Fund (www.mscincomefund.com) is a principal investment firm that primarily provides debt capital to private companies owned by or in the process of being acquired by a private equity fund.
The Fund’s portfolio investments are typically made to support leveraged buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors.
The Fund seeks to partner with private equity fund sponsors and primarily invests in secured debt investments within its private loan investment strategy. The Fund also maintains a portfolio of customized long-term debt and equity investments in lower middle market companies, and through those investments, the Fund has partnered with entrepreneurs, business owners and management teams in co-investments with Main Street Capital Corporation (NYSE: MAIN) (“Main Street”) utilizing the customized “one-stop” debt and equity financing solutions provided in Main Street’s lower middle market investment strategy. The Fund’s private loan portfolio companies generally have annual revenues between $25 million and $500 million. The Fund’s lower middle market portfolio companies generally have annual revenues between $10 million and $150 million.
ABOUT MSC ADVISER I, LLC
MSC Adviser I, LLC (“MSCA”) is a wholly-owned subsidiary of Main Street that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. MSCA serves as the investment adviser and administrator of the Fund in addition to several other advisory clients.
FORWARD-LOOKING STATEMENTS AND OTHER MATTERS
MSC Income cautions that statements in this press release which are forward-looking and provide other than historical information, including but not limited to the preliminary estimates of fourth quarter and full year 2025 financial information and results, are based on current conditions and information available to MSC Income as of the date hereof. Although its management believes that the expectations reflected in those forward-looking statements are reasonable, MSC Income can give no assurance that those expectations will prove to be correct. Those forward-looking statements are made based on various underlying assumptions and are subject to numerous uncertainties and risks, including, without limitation, such factors described under the captions “Cautionary Statement
Concerning Forward-Looking Statements” and “Risk Factors” included in MSC Income’s filings with the U.S. Securities and Exchange Commission (the “SEC”) (www.sec.gov). MSC Income undertakes no obligation to update the information contained herein to reflect subsequently occurring events or circumstances, except as required by applicable securities laws and regulations.
The preliminary estimates of fourth quarter and full year 2025 financial information and results furnished above are based on MSC Income management’s preliminary determinations and current expectations, and such information is inherently uncertain. The preliminary estimates provided herein have been prepared by, and are the responsibility of, management and are subject to completion of
MSC Income’s customary year-end closing and review procedures and third-party audit, including the determination of the fair value of MSC Income’s portfolio investments. As a result, actual results could differ materially from the current preliminary estimates based on adjustments made during MSC
Income’s year-end closing and review procedures and third-party audit, and MSC Income’s reported information in its Annual Report on Form 10-K for the year ended December 31, 2025 may differ from this information, and any such differences may be material. In addition, the information furnished above does not include all of the information regarding MSC Income’s financial condition and results of operations for the fourth quarter and full year periods ended December 31, 2025 that may be important to readers. As a result, readers are cautioned not to place undue reliance on the information furnished in this press release and should view this information in the context of MSC
Income’s full fourth quarter and full year 2025 results when such results are disclosed by MSC Income in its Annual Report on Form 10-K for the year ended December 31, 2025. The information furnished in this press release is based on MSC Income management’s current expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, such information.
Neither this press release nor the 2025 Form 1099 Information or the Tax Treatment of 2025
Dividends to Non-U.S. Shareholders information referenced above is intended to constitute tax, legal, investment or other professional advice. This is general information and reference should be made to your 2025 Form 1099-DIV for tax reporting purposes. Shareholders should receive their 2025 Form
1099-DIVs by mid-February 2026 (generally from their brokers) and should consult a tax advisor for tax guidance pertinent to their specific facts and circumstances. If you did not hold MSC Income stock for all of calendar year 2025, your 1099-DIV will only reflect the tax characteristics for the portion of the year you owned MSC Income stock.
MSC Income has an existing effective Registration Statement on Form N-2 on file with the SEC relating to the offer and sale from time to time of its securities. Investors are advised to carefully consider the investment objective, risks and charges and expenses of MSC Income before investing in any of MSC Income’s securities. The prospectus included in the Registration Statement on Form N-2, together with any related prospectus supplement, contain this and other information about MSC
Income and should be read carefully before investing. A copy of the prospectus and any related prospectus supplement may be obtained by contacting MSC Income.
Endnotes
(1)Excluding the impact of an estimated capital gains incentive fee of $0.06 per share, MSC
Income’s preliminary estimate of fourth quarter 2025 NII and NII before taxes is $0.32 to
$0.36 per share and $0.35 to $0.39 per share, respectively.
(2)ANII is NII as determined in accordance with U.S. Generally Accepted Accounting
Principles, or U.S. GAAP, excluding the impact of the capital gains incentive fee. MSC
Income believes presenting ANII per share is useful and appropriate supplemental disclosure for analyzing the Fund’s financial performance since the calculation of the capital gains incentive fee is based on realized gains and losses and unrealized fair value appreciation and depreciation, none of which are included in NII. However, ANII is a non-
U.S. GAAP measure and should not be considered as a replacement for NII or other earnings measures presented in accordance with U.S. GAAP. Instead, ANII should be reviewed only in connection with such U.S. GAAP measures in analyzing MSC Income’s financial performance. In order to reconcile estimated ANII per share to estimated NII per share in accordance with U.S. GAAP for the fourth quarter of 2025, an estimated capital gains incentive fee of $0.06 per share is added back to estimated NII to calculate estimated
ANII per share.
(3) ANII before taxes is NII before taxes as determined in accordance with U.S. GAAP, excluding the impact of the capital gains incentive fee. MSC Income believes presenting
ANII before taxes per share is useful and appropriate supplemental disclosure for analyzing the Fund’s financial performance since (i) the calculation of the capital gains incentive fee is based on realized gains and losses and unrealized fair value appreciation and depreciation, none of which are included in NII, and (ii) tax expenses may include (a)
excise tax expense, which is not solely attributable to NII, and (b) deferred taxes, which are not payable in the current period. However, ANII before taxes is a non-U.S. GAAP measure and should not be considered as a replacement for NII, NII before taxes or other earnings measures presented in accordance with U.S. GAAP. Instead, ANII before taxes should be reviewed only in connection with such U.S. GAAP measures in analyzing MSC
Income’s financial performance. In order to reconcile estimated ANII before taxes per share to estimated NII per share in accordance with U.S. GAAP for the fourth quarter of
2025, an estimated  capital gains incentive fee of $0.06 per share and estimated NII related tax expenses of $0.03 per share are added back to estimated NII to calculate estimated
ANII before taxes per share.
(4)Return on equity equals the net increase in net assets resulting from operations divided by the average quarterly total net assets.
(5)No information contained on the Fund’s website or disclosed on the February 27, 2026 conference call, including the webcast and the archived versions, is incorporated by reference in this press release or any of the Fund’s filings with the SEC, and you should not consider that information to be part of this press release or any other such filing.